Exhibit 99.2

Talison Row at Daniel Island, South Carolina

EARNINGS RELEASE & SUPPLEMENTAL INFORMATION

Q1 2020

NYSE: IRT

WWW.IRTLIVING.COM

TABLE OF CONTENTS

Company Information	3

Forward-Looking Statements	4

Earnings Release Text	5

Financial & Operating Highlights	10

Balance Sheets	11

Statements of Operations, FFO & CORE FFO
Trailing Five Quarters	12
Three Months Ended March 31, 2020 and 2019	13

Adjusted EBITDA Reconciliations and Coverage Ratio
Trailing Five Quarters	14

Same-Store Portfolio Net Operating Income
Trailing Five Quarters	15
Three Months Ended March 31, 2020 and 2019	16

Net Operating Income Bridge	17

Same-Store Portfolio Net Operating Income by Market	18

Total Portfolio NOI Exposure by Market	19

Value Add Summary	20

Capital Recycling Activity	21

Debt Summary	22

Debt Covenant & Unencumbered Asset Statistics	23

Definitions	24

Independence Realty Trust

March 31, 2020

Company Information:

Independence Realty Trust, Inc. (NYSE: IRT) is a real estate investment trust that owns and operates multifamily apartment properties across non-gateway U.S. markets, including Atlanta, Louisville, Memphis, and Raleigh. IRT’s investment strategy is focused on gaining scale within key amenity rich submarkets that offer good school districts, high-quality retail and major employment centers. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return on capital through distributions and capital appreciation. More information may be found on the Company’s website at www.irtliving.com.

Corporate Headquarters	1835 Market Street, Suite 2601
Philadelphia, PA 19103
267.270.4800

Trading Symbol	NYSE: “IRT”

Investor Relations Contact	Edelman Financial Communications & Capital Markets
Ted McHugh and Lauren Torres
212-704-8112
IRT@edelman.com

Forward-Looking Statements

This supplemental information contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “will,” “strategy,” “expects,” “seeks,” “believes,” “potential,” or other similar words. These forward-looking statements include, without limitation, IRT’s expectations with respect to capital allocations, including as to the timing and amount of future dividends. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of IRT’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Risks and uncertainties that might cause IRT’s actual results and/or future dividends to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: risks related to the impact of COVID-19 and other potential future outbreaks of infectious diseases on the financial condition, results of operations, cash flows and performance of IRT and its tenants as well as on the economy and real estate and financial markets; changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could limit our ability to lease units or increase rents or that could lead to declines in occupancy and rent levels; uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital; inability of tenants to meet their rent and other lease obligations; legislative restrictions that may delay or limit collections of past due rents; risks endemic to real estate and the real estate industry generally; the effects of natural and other disasters; delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve projected rent increases and occupancy levels on account of the initiatives; unexpected costs of REIT qualification compliance; costs and disruptions as the result of a cybersecurity incident or other technology disruption; and share price fluctuations. Please refer to the documents filed by the Company with the SEC, specifically the Company's Annual Report on Form 10-K for the year ended December 31, 2019, as it may be updated or supplemented in the Company's Quarterly Reports on Form 10-Q and the Company's other filings with the SEC, which identify additional risk factors that could cause actual results to differ from those contained in forward-looking statements. IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law. In addition, the declaration of dividends on our common stock is subject to the discretion of our Board of Directors and depends upon a broad range of factors, including our results of operations, financial condition, capital requirements, the annual distribution requirements under the REIT provisions of the Internal Revenue Code of 1986, as amended, applicable legal requirements and such other factors as our Board of Directors may from time to time deem relevant. For these reasons, as well as others, there can be no assurance that dividends in the future will be equal or similar to the expected amount of the quarterly dividend described in this supplemental information.

Independence Realty Trust Announces First Quarter 2020 Financial Results

PHILADELPHIA – (BUSINESS WIRE) – May 6, 2020 — Independence Realty Trust, Inc. (“IRT”) (NYSE: IRT), a multifamily apartment REIT, today announced its first quarter 2020 financial results.

First Quarter Highlights

•	Net loss allocable to common shares of $0.4 million for the quarter ended March 31, 2020 as compared to net income of $2.5 million for the quarter ended March 31, 2019.

•	Earnings per diluted share of $0.00 for the quarter ended March 31, 2020, as compared to $0.03 for the quarter ended March 31, 2019.

•	Same store net operating income (“NOI”) growth of 7.0% for the quarter ended March 31, 2020 compared to the quarter ended March 31, 2019.

•

Core Funds from Operations (“CFFO”) of $17.6 million for the quarter ended March 31, 2020 as compared to $16.0 million for the quarter ended March 31, 2019. CFFO per share was $0.19 for the first quarter of 2020 as compared to $0.18 for the first quarter of 2019.

•	Adjusted EBITDA of $24.1 million for the quarter ended March 31, 2020 as compared to $24.7 million for the quarter ended March 31, 2019.

Included later in this press release are definitions of NOI, CFFO, Adjusted EBITDA and other Non-GAAP financial measures and reconciliations of such measures to their most comparable financial measures as calculated and presented under GAAP.

Management Commentary

“I am proud of all the efforts taken by the IRT team during this unprecedented time. We continue to take significant steps to maintain the health and well-being of our employees and residents, while also swiftly rolling out measures to ease the financial burden of those tenants directly affected by the COVID-19 crisis,” said Scott Schaeffer, Chairman and CEO of IRT. “At the same time, we demonstrated strong performance across the portfolio, including first quarter 2020 same store NOI growth of 7.0%.”

“While we have been encouraged by recent trends, which include a 92.7% occupancy rate as of April 30th and a 98% April rental receipt collections rate, after payment plans, we must prudently manage the portfolio as we work through COVID-19 headwinds. We have been focused on capital preservation, including temporarily pausing efforts on our capital recycling program and on a portion of our value add initiative.

Lastly, the resilience of our real estate platform and strengthened balance sheet, including approximately $258 million in total liquidity, provides us with the confidence to respond to this fluid situation and take further action to protect long-term value of the enterprise.”

Same Store Property Operating Results

First Quarter 2020 Compared to First Quarter 2019(1)
Rental and other property revenue	4.7% increase
Property operating expenses	1.3% increase
Net operating income (“NOI”)	7.0% increase
Portfolio average occupancy	10 bps decrease to 92.7%
Portfolio average rental rate	4.9% increase to $1,089
NOI Margin	130 bps increase to 61.5%

(1)	Same store portfolio for the three months ended March 31, 2020 includes 54 properties, which represent 14,748 units.

Same Store Property Operating Results, Excluding Value Add

The same store portfolio results below exclude 16 communities that are both part of the same store portfolio and were actively undergoing Value Add renovations during the three months ended March 31, 2020.

First Quarter 2020 Compared to First Quarter 2019(1)
Rental and other property revenue	3.6% increase
Property operating expenses	1.5% decrease
Net operating income (“NOI”)	7.0% increase
Portfolio average occupancy	30 bps increase to 94.0%
Portfolio average rental rate	3.4% increase to $1,072
NOI Margin	200 bps increase to 61.7%

(1)	Same store portfolio, excluding value add, for the three months ended March 31, 2020 includes 38 properties, which represent 9,680 units.

COVID-19 Metrics (1)(2)

(Dollars in thousands, except per unit data)

Rent collections (3)	April 2020	April 2019	1Q 2020
Rent collected for the period presented, as a percentage of rent billed	97.3%	98.6%	98.1%

Deferred payment plans: (4)
Number of deferred payment plans	139	-	-
Amount of monthly rent deferred for period presented	$94	-	-
Amount of monthly rent deferred for the period presented, as a percentage of rent collected	0.6%	0.0%	0.0%

Rent collected, after the effect of signed payment plans, as a percentage of rent billed	97.9%	98.6%	98.1%

Operating statistics	April 2020	April 2019	1Q 2020
Average occupancy	92.7%	94.1%	92.5%
Average effective monthly rent per unit	$1,106	$1,048	$1,100
Resident retention rate	53.8%	49.0%	51.2%

(1)	All metrics presented are for our total portfolio in the period presented.
(2)	All metrics are based on IRT’s internal data, which management uses to monitor property performance on a daily or weekly basis.
(3)	As of the last day of the period presented.
(4)

Payment plans allow residents to defer between 25% and 75% of their monthly rent for between 1 and 3 months. Residents must provide evidence of hardship and commit to a full 12-month lease term, which allows deferred payments to be repaid over a longer remaining lease term. As of May 5, 2020: (1) 139 payment plans were signed for April and 35 payment plans were signed for May; (2) on average residents are deferring 56% of their monthly rent for an average period of 2.7 months with an average repayment period of 9.3 months; and (3) there were 121 residents who have applied for payment plans that were pending approval.

Expected Dividend Reduction

IRT expects to reduce its quarterly common stock dividend, beginning with the dividend for the second quarter of 2020, from $0.18 per share (an annual rate of $0.72 per share) to $0.12 per share (an annual rate of $0.48 per share).

Mr. Schaeffer further commented, “Given our track record of NOI growth delivered through a combination of organic rent growth and the continued execution of our value add initiative, we were well positioned to achieve a normalized dividend payout ratio of 70-75% over time. Given market uncertainty, along with our decision to pause a portion of our value add program, we believe it is prudent at this time to adjust our dividend payout ratio to be more in line with our peers beginning in the second quarter of 2020.  The rightsized dividend increases our financial flexibility and will allow us to accelerate our deleveraging efforts as we will be retaining approximately $23 million annually.”

Atlanta Portfolio Letter of Intent Expiration

Subsequent to the quarter end, on April 9, 2020, IRT announced that it had allowed the non-binding letter of intent related to the acquisition of three Class A communities in Atlanta, GA to expire, without realizing any financial penalty.

Public Stock Offering

On February 24, 2020, IRT closed a public offering of 10,350,000 shares of common stock at a public offering price of $15.30 per share, including 1,350,000 shares sold pursuant to the exercise in full of the underwriters’ option to purchase additional shares of common stock. In connection with the offering, IRT entered into forward sale agreements.

On March 31, 2020, IRT settled $50 million of its forward sale agreements by issuing 3.406 million shares. After this settlement, IRT had 6.944 million shares remaining to be issued under the forward sale agreements for gross proceeds of approximately $102 million.

Financial Flexibility

As of March 31, 2020, IRT had a total liquidity position of approximately $258 million, which includes unrestricted cash, as well as additional capacity through our unsecured line of credit and remaining proceeds from the forward equity offering.

Capital Recycling

On February 11, 2020, IRT acquired a 251-unit community in Dallas, TX for $51.2 million. This is a newly constructed community within close proximity of one of our existing communities. At the time of acquisition, the community was in lease up with average rent per unit of $1,553.

Capital Expenditures

For the three months ended March 31, 2020, recurring capital expenditures for the total portfolio were $1.3 million, or $84 per unit.

Distributions

On March 16, 2020, IRT’s Board of Directors declared a quarterly cash dividend of $0.18 per share of IRT common stock, payable on April 24, 2020 to stockholders of record at the close of business on April 2, 2020.

2020 EPS and CFFO Guidance

On March 26, 2020, IRT suspended its fiscal 2020 guidance, given the uncertainty around the length and depth of the coronavirus crisis and its impact on the economy. At this time, IRT believes it is prudent to keep its guidance suspended.

Selected Financial Information

See the schedules at the end of this earnings release for selected financial information for IRT.

Non-GAAP Financial Measures and Definitions

IRT discloses the following non-GAAP financial measures in this earnings release: FFO, CFFO, NOI and Adjusted EBITDA. Included at the end of this release are definitions of these non-GAAP financial measures and a reconciliation of IRT’s reported net income to its FFO and CFFO, a reconciliation of IRT’s same store NOI to its reported net income, a reconciliation of IRT’s Adjusted EBITDA to net income, and management’s rationales for the usefulness of each of these and other non-GAAP financial measures used in this release.

Conference Call

All interested parties can listen to the live conference call webcast at 9:00 AM ET on Thursday, May 7, 2020 from the investor relations section of the IRT website at www.irtliving.com or by dialing 1.844.775.2542, access code 4097673. For those who are not available to listen to the live call, the replay will be available shortly following the live call from the investor relations section of IRT’s website and telephonically until Thursday, May 14, 2020 by dialing 1.855.859.2056, access code 4097673.

Supplemental Information

IRT produces supplemental information that includes details regarding the performance of the portfolio, financial information, non-GAAP financial measures, same store information and other useful information for investors. The supplemental information is available via the Company's website, www.irtliving.com, through the "Investor Relations" section.

About Independence Realty Trust, Inc.

Independence Realty Trust, Inc. (NYSE: IRT) is a real estate investment trust that owns and operates multifamily apartment properties across non-gateway U.S. markets, including Atlanta, Louisville, Memphis, and Raleigh. IRT’s investment strategy is focused on gaining scale within key amenity rich submarkets that offer good school districts, high-quality retail and major employment centers. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return on capital through distributions and capital appreciation. More information may be found on the Company’s website at www.irtliving.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “will,” “strategy,” “expects,” “seeks,” “believes,” “potential,” or other similar words. These forward-looking statements include, without limitation, IRT’s expectations with respect to capital allocations, including as to timing and amount of future dividends. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of IRT’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Risks and uncertainties that might cause IRT’s actual results and/or future dividends to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: risks related to the impact of COVID-19 and other potential future outbreaks of infectious diseases on the financial condition, results of operations, cash flows and performance of IRT and its tenants as well as on the economy and real estate and financial markets; changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could limit our ability to lease units or increase rents or that could lead to declines in occupancy and rent levels; uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital; inability of tenants to meet their rent and other lease obligations; legislative restrictions that may delay or limit collections of past due rents; risks endemic to real estate and the real estate industry generally; the effects of natural and other disasters; delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve projected rent increases and occupancy levels on account of the initiatives; unexpected costs of REIT qualification compliance; costs and disruptions as the result of a cybersecurity incident or other technology disruption; and share price fluctuations. Please refer to the documents filed by the Company with the SEC, specifically the Company's Annual Report on Form 10-K for the year ended December 31, 2019, as it may be updated or supplemented in the Company's Quarterly Reports on Form 10-Q and the Company's other filings with the SEC, which identify additional risk factors that could cause actual results to differ from those contained in forward-looking statements. IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law. In addition, the declaration of dividends on our common stock is subject to the discretion of our Board of Directors and depends upon a broad range of factors, including our results of operations, financial condition, capital requirements, the annual distribution requirements under the REIT provisions of the Internal Revenue Code of 1986, as amended, applicable legal requirements and such other factors as our Board of Directors may from time to time deem relevant. For these reasons,

as well as others, there can be no assurance that dividends in the future will be equal or similar to the expected amount of the quarterly dividend described in this press release.

Independence Realty Trust, Inc. Contact

Edelman Financial Communications & Capital Markets

Ted McHugh and Lauren Torres

212.704.8112

IRT@edelman.com

FINANCIAL & OPERATING HIGHLIGHTS

Dollars in thousands, except share and per share data

	For the Three Months Ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Selected Financial Information:
Operating Statistics:
Net income available to common shares	$(372)	$23,784	$4,863	$14,709	$2,540
Earnings (loss) per share -- diluted	$0.00	$0.26	$0.05	$0.16	$0.03
Rental and other property revenue	$51,156	$51,250	$51,057	$50,848	$49,465
Property operating expenses	$19,737	$19,064	$20,546	$20,072	$19,886
Net operating income	$31,419	$32,186	$30,511	$30,776	$29,579
NOI margin	61.4%	62.8%	59.8%	60.5%	59.8%
Adjusted EBITDA	$24,081	$27,427	$25,739	$25,284	$24,734
CORE FFO per share	$0.19	$0.20	$0.19	$0.19	$0.18
Dividends per share	$0.18	$0.18	$0.18	$0.18	$0.18
CORE FFO payout ratio	94.7%	90.0%	94.7%	94.7%	100.0%
Portfolio Data:
Total gross assets	$1,949,494	$1,841,738	$1,821,173	$1,817,207	$1,807,955
Total number of properties	58	57	57	58	58
Total units	15,805	15,554	15,536	15,734	15,880
Period end occupancy	92.7%	92.5%	92.8%	94.0%	93.9%
Total portfolio average occupancy	92.5%	92.5%	93.5%	94.4%	92.9%
Total portfolio average effective monthly rent, per unit	$1,100	$1,088	$1,084	$1,058	$1,042
Same store period end occupancy (a)	93.0%	92.5%	92.8%	94.0%	93.8%
Same store portfolio average occupancy (a)	92.7%	92.4%	93.4%	94.2%	92.8%
Same store portfolio average effective monthly rent, per unit (a)	$1,089	$1,083	$1,077	$1,056	$1,038
Capitalization:
Total debt	$1,049,541	$985,572	$979,330	$989,499	$990,920
Common share price, period end	$8.94	$14.08	$14.31	$11.57	$10.79
Market equity capitalization	$853,600	$1,294,545	$1,313,311	$1,050,712	$978,825
Total market capitalization	$1,903,141	$2,280,117	$2,292,641	$2,040,211	$1,969,745
Total debt/total gross assets	53.8%	53.5%	53.8%	54.5%	54.8%
Net debt to Adjusted EBITDA (pro forma) (b)	9.0x	8.9x	9.0x	9.2x	9.2x
Interest coverage	2.5x	2.8x	2.6x	2.6x	2.5x
Common shares and OP Units:
Shares outstanding	94,691,806	91,070,637	90,894,656	89,932,418	89,834,793
OP units outstanding	789,134	871,491	881,107	881,107	881,107
Common shares and OP units outstanding	95,480,939	91,942,128	91,775,763	90,813,525	90,715,900
Weighted average common shares and units	91,737,113	91,526,726	90,908,646	90,394,212	89,870,556

(a)	Same store portfolio consists of 54 properties, which represent 14,748 units.
(b)

Reflects pro forma net debt to Adjusted EBITDA for each period presented, which includes adjustments for the timing of acquisitions, the full quarter effect of current value add initiatives, the completion of capital recycling activities including paydown of associated indebtedness, and the normalization of one-time items impacting quarterly EBITDA. Actual net debt to Adjusted EBITDA for the five quarters ended March 31, 2020 was 10.3x, 8.9x, 9.4x, 9.7x, and 9.9x, respectively.

BALANCE SHEETS

Dollars in thousands, except per share data

	As of
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Assets:
Investments in real estate at cost	$1,856,760	$1,796,365	$1,732,392	$1,704,769	$1,669,875
Less: accumulated depreciation	(172,789)	(158,435)	(145,075)	(136,488)	(124,107)
Investments in real estate, net	1,683,971	1,637,930	1,587,317	1,568,281	1,545,768
Real estate held for sale	—	—	32,381	50,494	77,430
Cash and cash equivalents	57,436	9,888	6,587	11,060	9,030
Restricted cash	4,740	4,545	8,960	7,780	7,122
Other assets	10,731	10,380	16,439	16,364	10,984
Derivative assets	—	953	982	1,558	5,327
Intangible assets, net	260	410	351	210	188
Total assets	$1,757,138	$1,664,106	$1,653,017	$1,655,747	$1,655,849
Liabilities and Equity:
Indebtedness, net	$1,049,541	$985,572	$979,330	$989,499	$990,920
Accounts payable and accrued expenses	21,250	25,399	32,249	26,374	22,092
Accrued interest payable	2,099	2,196	794	691	681
Dividends payable	17,128	16,491	16,460	16,285	16,267
Derivative liabilities	30,937	7,769	12,415	7,394	1,460
Other liabilities	7,012	6,922	7,399	7,595	7,355
Total liabilities	1,127,967	1,044,349	1,048,647	1,047,838	1,038,775
Equity:
Shareholders' Equity:
Preferred shares, $0.01 par value per share	—	—	—	—	—
Common shares, $0.01 par value per share	947	911	909	899	898
Additional paid in capital	817,501	765,992	762,933	749,552	747,731
Accumulated other comprehensive income (loss)	(35,750)	(12,099)	(17,097)	(11,769)	(2,308)
Retained earnings (deficit)	(159,045)	(141,525)	(148,977)	(137,539)	(136,120)
Total shareholders' equity	623,653	613,279	597,768	601,143	610,201
Noncontrolling Interests	5,518	6,478	6,602	6,766	6,873
Total equity	629,171	619,757	604,370	607,909	617,074
Total liabilities and equity	$1,757,138	$1,664,106	$1,653,017	$1,655,747	$1,655,849

STATEMENTS OF OPERATIONS, FFO & CORE FFO

TRAILING FIVE QUARTERS

Dollars in thousands, except per share data

	For the Three Months Ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Revenue:
Rental and other property revenue	$51,156	$51,250	$51,057	$50,848	$49,465
Other revenue	194	178	242	108	75
Total revenue	51,350	51,428	51,299	50,956	49,540
Expenses:
Property operating expenses	19,737	19,064	20,546	20,072	19,886
Property management expenses	2,156	1,950	1,901	2,062	1,813
General and administrative expenses (a)	5,376	2,987	3,113	3,538	3,107
Depreciation and amortization expense	14,828	14,213	13,434	12,721	12,447
Abandoned deal costs	130	—	—	—	—
Total expenses	42,227	38,214	38,994	38,393	37,253
Interest expense	(9,497)	(9,873)	(9,783)	(9,849)	(9,721)
Net gains (losses) on sale of assets	—	20,679	2,390	12,142	—
Net income (loss)	(374)	24,020	4,912	14,856	2,566
(Income) loss allocated to noncontrolling interests	2	(236)	(49)	(147)	(26)
Net income (loss) available to common shares	$(372)	$23,784	$4,863	$14,709	$2,540
EPS - basic	$0.00	$0.26	$0.05	$0.16	$0.03
Weighted-average shares outstanding - Basic	90,895,488	90,646,142	90,027,540	89,513,105	88,989,450
EPS - diluted	$0.00	$0.26	$0.05	$0.16	$0.03
Weighted-average shares outstanding - Diluted	90,895,488	91,409,854	90,691,368	90,019,909	89,516,224
Funds From Operations (FFO):
Net Income (loss)	$(374)	$24,020	$4,912	$14,856	$2,566
Add-Back (Deduct):
Real estate depreciation and amortization	14,725	14,175	13,313	12,675	12,318
Net (gains) losses on sale of assets excluding debt extinguishment costs	—	(22,862)	(5,594)	(14,171)	—
FFO	$14,351	$15,333	$12,631	$13,360	$14,884
FFO per share	$0.16	$0.17	$0.14	$0.15	$0.17
CORE Funds From Operations (CFFO):
FFO	$14,351	$15,333	$12,631	$13,360	$14,884
Add-Back (Deduct):
Stock compensation expense (a)	2,627	717	692	1,086	622
Amortization of deferred financing costs	361	370	351	362	339
Other depreciation and amortization	103	38	121	46	129
Abandoned deal costs	130	—	—	—	—
Debt extinguishment costs included in net gains (losses) on sale of assets	—	2,184	3,204	2,029	—
CFFO	$17,572	$18,642	$16,999	$16,883	$15,974
CFFO per share	$0.19	$0.20	$0.19	$0.19	$0.18
Weighted-average shares and units outstanding	91,737,113	91,526,726	90,908,646	90,394,212	89,870,556

(a)	Included in the three-months ended March 31, 2020 is $1.7 million of stock compensation expense recorded with respect to stock awards granted during the period to retirement eligible employees.

STATEMENTS OF OPERATIONS, FFO & CORE FFO

THREE MONTHS ENDED MARCH 31, 2020 and 2019

Dollars in thousands, except per share data

	For the Three Months Ended March 31,
	2020	2019
Revenue:
Rental and other property revenue	$51,156	$49,465
Other revenue	194	75
Total revenue	51,350	49,540
Expenses:
Property operating expenses	19,737	19,886
Property management expenses	2,156	1,813
General and administrative expenses (a)	5,376	3,107
Depreciation and amortization expense	14,828	12,447
Abandoned deal costs	130	—
Total expenses	42,227	37,253
Interest expense	(9,497)	(9,721)
Net income (loss)	(374)	2,566
(Income) loss allocated to noncontrolling interests	2	(26)
Net income (loss) available to common shares	$(372)	$2,540
EPS - basic	$0.00	$0.03
Weighted-average shares outstanding - Basic	90,895,488	88,989,450
EPS - diluted	$0.00	$0.03
Weighted-average shares outstanding - Diluted	90,895,488	89,516,224

Funds From Operations (FFO):
Net Income (loss)	$(374)	$2,566
Adjustments:
Real estate depreciation and amortization	14,725	12,318
Net (gains) losses on sale of assets excluding debt extinguishment costs	—	—
Funds From Operations	$14,351	$14,884
FFO per share	$0.16	$0.17
Core Funds From Operations (CFFO):
Funds From Operations	$14,351	$14,884
Adjustments:
Stock compensation expense (a)	2,627	622
Amortization of deferred financing costs	361	339
Other depreciation and amortization	103	129
Abandoned deal costs	130	—
Core Funds From Operations	$17,572	$15,974
CFFO per share	$0.19	$0.18
Weighted-average shares and units outstanding	91,737,113	89,870,556

(a)	Included in the three-months ended March 31, 2020 is $1.7 million of stock compensation expense recorded with respect to stock awards granted during the period to retirement eligible employees.

ADJUSTED EBITDA RECONCILIATION AND COVERAGE RATIO

Dollars in thousands

	Three Months Ended
ADJUSTED EBITDA:	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Net income (loss)	$(374)	$24,020	$4,912	$14,856	$2,566
Add-Back (Deduct):
Depreciation and amortization	14,828	14,213	13,434	12,721	12,447
Interest expense	9,497	9,873	9,783	9,849	9,721
Net (gains) losses on sale of assets	—	(20,679)	(2,390)	(12,142)	—
Abandoned deal costs	130	—	—	—	—
Adjusted EBITDA	$24,081	$27,427	$25,739	$25,284	$24,734

INTEREST COST:
Interest expense	$9,497	$9,873	$9,783	$9,849	$9,721

INTEREST COVERAGE:	2.5x	2.8x	2.6x	2.6x	2.5x

SAME STORE PORTFOLIO NET OPERATING INCOME

TRAILING FIVE QUARTERS

Dollars in thousands, except per unit data

	For the Three-Months Ended (a)
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Revenue:
Rental and other property revenue	$47,893	$47,433	$48,006	$47,389	$45,746
Property Operating Expenses:
Real estate taxes	5,921	5,457	5,951	5,937	6,092
Property insurance	917	998	987	963	953
Personnel expenses	4,385	4,416	4,706	4,512	4,308
Utilities	2,766	3,185	3,167	2,922	2,578
Repairs and maintenance	1,500	1,243	1,970	1,955	1,499
Contract services	1,751	1,175	1,219	1,311	1,652
Advertising expenses	535	526	528	522	464
Other expenses	663	623	649	652	664
Total property operating expenses	18,438	17,623	19,177	18,774	18,210
Same-store net operating income (a)	$29,455	$29,810	$28,829	$28,615	$27,536
Same-store NOI margin	61.5%	62.8%	60.1%	60.4%	60.2%
Average occupancy	92.7%	92.4%	93.4%	94.2%	92.8%
Average effective monthly rent, per unit	$1,089	$1,083	$1,077	$1,056	$1,038
Reconciliation of same-store net operating income to net income (loss)
Same-store net operating income	$29,455	$29,810	$28,829	$28,615	$27,536
Non same-store net operating income	1,964	2,376	1,682	2,161	2,043
Other revenue	194	178	242	108	75
Property management expenses	(2,156)	(1,950)	(1,901)	(2,062)	(1,813)
General and administrative expenses	(5,376)	(2,987)	(3,113)	(3,538)	(3,107)
Depreciation and amortization expense	(14,828)	(14,213)	(13,434)	(12,721)	(12,447)
Abandoned deal costs	(130)	—	—	—	—
Interest expense	(9,497)	(9,873)	(9,783)	(9,849)	(9,721)
Net gains (losses) on sale of assets	—	20,679	2,390	12,142	—
Net income (loss)	$(374)	$24,020	$4,912	$14,856	$2,566

(a)	Same store portfolio consists of 54 properties, which represent 14,748 units.

SAME STORE PORTFOLIO NET OPERATING INCOME

THREE MONTHS ENDED MARCH 31, 2020 and 2019

Dollars in thousands, except per unit data

	For the Three Months Ended March 31,
	2020	2019	% change
Revenue:
Rental and other property revenue	$47,893	$45,746	4.7%
Property Operating Expenses:
Real estate taxes	5,921	6,092	-2.8%
Property insurance	917	953	-3.8%
Personnel expenses	4,385	4,308	1.8%
Utilities	2,766	2,578	7.3%
Repairs and maintenance	1,500	1,499	0.1%
Contract services	1,751	1,652	6.0%
Advertising expenses	535	464	15.3%
Other expenses	663	664	-0.2%
Total property operating expenses	18,438	18,210	1.3%
Same-store net operating income (a)	$29,455	$27,536	7.0%
Same-store NOI margin	61.5%	60.2%	1.3%
Average occupancy	92.7%	92.8%	-0.1%
Average effective monthly rent, per unit	$1,089	$1,038	4.9%
Reconciliation of same-store net operating income to net income (loss)
Same-store portfolio net operating income	$29,455	$27,536
Non same-store net operating income	1,964	2,043
Other revenue	194	75
Property management expenses	(2,156)	(1,813)
General and administrative expenses	(5,376)	(3,107)
Depreciation and amortization expense	(14,828)	(12,447)
Interest expense	(9,497)	(9,721)
Abandoned deal costs	(130)	—
Net income (loss)	$(374)	$2,566
(a)	Same store portfolio consists of 54 properties, which represent 14,748 units.

NET OPERATING INCOME (NOI) BRIDGE

TRAILING FIVE QUARTERS

Dollars in thousands

	For the Three-Months Ended
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Rental and other property revenue
Same store (a)	$47,893	$47,433	$48,006	$47,389	$45,746
Non same-store	3,263	3,817	3,051	3,459	3,719
Total rental and other property revenue	51,156	51,250	51,057	50,848	49,465
Property operating expenses
Same store (a)	18,438	17,623	19,177	18,774	18,210
Non same-store	1,299	1,441	1,369	1,298	1,676
Total property operating expenses	19,737	19,064	20,546	20,072	19,886
Net operating income
Same-store (a)	29,455	29,810	28,829	28,615	27,536
Non same-store	1,964	2,376	1,682	2,161	2,043
Total property net operating income	$31,419	$32,186	$30,511	$30,776	$29,579
Reconciliation of NOI to net income (loss)
Total property net operating income	$31,419	$32,186	$30,511	$30,776	$29,579
Other revenue	194	178	242	108	75
Property management expenses	(2,156)	(1,950)	(1,901)	(2,062)	(1,813)
General and administrative expenses	(5,376)	(2,987)	(3,113)	(3,538)	(3,107)
Depreciation and amortization expense	(14,828)	(14,213)	(13,434)	(12,721)	(12,447)
Interest expense	(9,497)	(9,873)	(9,783)	(9,849)	(9,721)
Abandoned deal costs	(130)	—	—	—	—
Net gains (losses) on sale of assets	—	20,679	2,390	12,142	—
Net income (loss)	$(374)	$24,020	$4,912	$14,856	$2,566

(a)	Same store portfolio consists of 54 properties, which represent 14,748 units.

SAME-STORE PORTFOLIO NET OPERATING INCOME BY MARKET

Dollars in thousands, except rent per unit

			Rental and Other Property Revenue			Property Operating Expenses			Net Operating Income			Average Occupancy			Average Effective Monthly Rent per Unit
Market	Number of Properties	Units	2020	2019	% Change	2020	2019	% Change	2020	2019	% Change	2020	2019	% Change	2020	2019	% Change
Atlanta, GA	5	1,796	$6,469	$6,037	7.2%	$2,218	$2,184	1.6%	$4,251	$3,853	10.3%	93.9%	94.3%	-0.4%	$1,210	$1,136	6.5%
Raleigh - Durham, NC	5	1,372	4,993	4,653	7.3%	1,784	1,762	1.2%	3,209	2,891	11.0%	93.6%	91.5%	2.1%	1,200	1,140	5.2%
Louisville, KY	6	1,710	5,145	4,895	5.1%	2,090	1,989	5.1%	3,055	2,906	5.1%	89.5%	88.9%	0.6%	1,009	977	3.3%
Columbus, OH	6	1,547	4,708	4,383	7.4%	2,004	1,924	4.2%	2,704	2,459	10.0%	93.0%	91.9%	1.0%	1,032	974	6.0%
Memphis, TN	4	1,383	4,475	4,467	0.2%	1,776	1,676	6.0%	2,699	2,791	-3.3%	88.4%	92.3%	-3.9%	1,151	1,083	6.3%
Oklahoma City, OK	5	1,658	3,492	3,332	4.8%	1,383	1,338	3.4%	2,109	1,994	5.8%	95.8%	94.8%	1.0%	681	660	3.2%
Indianapolis, IN	4	916	2,872	2,697	6.5%	1,133	1,213	-6.6%	1,739	1,484	17.2%	94.1%	93.5%	0.6%	1,030	980	5.1%
Tampa-St. Petersburg, FL	3	840	2,911	2,927	-0.5%	1,189	1,281	-7.2%	1,722	1,646	4.6%	87.6%	94.3%	-6.7%	1,234	1,158	6.5%
Dallas, TX	3	734	2,677	2,662	0.6%	1,115	1,141	-2.3%	1,562	1,521	2.7%	95.9%	96.5%	-0.6%	1,202	1,179	1.9%
Myrtle Beach, SC - Wilmington, NC	3	628	1,864	1,830	1.9%	626	613	2.1%	1,238	1,217	1.7%	89.9%	93.0%	-3.1%	1,037	968	7.1%
Charleston, SC	2	518	2,133	2,022	5.5%	915	886	3.3%	1,218	1,136	7.2%	94.6%	93.7%	0.8%	1,316	1,263	4.2%
Orlando, FL	1	297	1,357	1,310	3.6%	490	458	7.0%	867	852	1.8%	96.1%	97.4%	-1.3%	1,496	1,448	3.3%
Charlotte, NC	1	208	1,068	976	9.4%	328	360	-8.9%	740	616	20.1%	98.1%	93.4%	4.7%	1,564	1,510	3.6%
Asheville, NC	1	252	883	855	3.3%	262	252	4.0%	621	603	3.0%	96.0%	96.9%	-0.9%	1,157	1,113	4.0%
Chattanooga, TN	2	295	914	857	6.7%	417	425	-1.9%	497	432	15.0%	97.2%	94.2%	2.9%	994	968	2.7%
St. Louis, MO	1	152	710	723	-1.8%	247	254	-2.8%	463	469	-1.3%	97.6%	95.8%	1.7%	1,553	1,435	8.3%
Huntsville, AL	1	178	588	535	9.9%	204	188	8.5%	384	347	10.7%	97.8%	97.0%	0.8%	1,010	931	8.5%
Baton Rouge, LA	1	264	634	585	8.4%	257	266	-3.4%	377	319	18.2%	82.7%	71.5%	11.2%	908	945	-3.9%
Total/Weighted Average	54	14,748	$47,893	$45,746	4.7%	$18,438	$18,210	1.3%	$29,455	$27,536	7.0%	92.7%	92.8%	-0.1%	$1,089	$1,038	4.9%

TOTAL PORTFOLIO NOI EXPOSURE BY MARKET

Dollars in thousands, except rent per unit

					For the Three Months Ended March 31, 2020
Market	Number of Properties	Units	Gross Real Estate Assets	Period End Occupancy	Average Effective Monthly Rent per Unit	Net Operating Income	% of NOI
Atlanta, GA	6	2,020	$256,395	93.1%	$1,194	$4,720	15.0%
Raleigh - Durham, NC	6	1,690	244,133	93.4%	1,181	3,842	12.2%
Louisville, KY	6	1,710	199,428	89.2%	1,009	3,056	9.7%
Memphis, TN	4	1,383	146,932	89.1%	1,151	2,699	8.6%
Columbus, OH	6	1,547	153,819	93.5%	1,032	2,703	8.6%
Tampa-St. Petersburg, FL	4	1,104	176,353	89.8%	1,252	2,373	7.5%
Oklahoma City, OK	5	1,658	78,628	97.2%	681	2,108	6.7%
Indianapolis, IN	4	916	91,375	95.9%	1,030	1,740	5.5%
Dallas, TX	4	985	139,320	91.8%	1,298	1,806	5.7%
Myrtle Beach, SC - Wilmington, NC	3	628	64,118	90.0%	1,037	1,234	3.9%
Charleston, SC	2	518	80,036	94.4%	1,316	1,223	3.9%
Orlando, FL	1	297	48,829	96.0%	1,496	868	2.8%
Charlotte, NC	1	208	42,194	95.7%	1,564	740	2.4%
Asheville, NC	1	252	28,738	96.4%	1,157	620	2.0%
Chattanooga, TN	2	295	27,455	96.6%	994	497	1.6%
St. Louis, MO	1	152	33,602	98.0%	1,466	463	1.5%
Huntsville, AL	1	178	16,495	98.9%	1,010	383	1.2%
Baton Rouge, LA	1	264	28,910	84.1%	908	377	1.2%
Total/Weighted Average	58	15,805	$1,856,760	92.7%	$1,100	$31,452	100.0%

VALUE ADD SUMMARY

PROJECT LIFE TO DATE AS OF MARCH 31, 2020

								Renovation Costs per Unit (b)
Property	Market	Percentage Complete	Total Units To Be Renovated	Units Complete	Units Leased	Rent Premium (a)	% Rent Increase	Interior	Exterior	Total	ROI - Interior Costs(c)	ROI - Total Costs (d)

Ongoing
The Village at Auburn	Raleigh-Durham, NC	87.5%	328	287	256	179	17.3%	14,445	2,108	16,553	14.9%	13.0%
Pointe at Canyon Ridge	Atlanta, GA	72.1%	494	356	352	182	19.0%	8,938	1,773	10,711	24.4%	20.3%
Haverford	Lexington, KY	77.5%	160	124	122	85	10.0%	5,402	798	6,200	18.9%	16.4%
Crestmont	Atlanta, GA	91.8%	208	191	185	147	15.8%	12,258	7,742	20,000	14.4%	8.8%
The Commons at Canal Winchester	Columbus, OH	51.9%	264	137	114	191	22.1%	10,274	402	10,675	22.4%	21.5%
Creekside Corners	Atlanta, GA	63.1%	444	280	267	180	19.3%	8,932	1,314	10,246	24.2%	21.1%
Stonebridge Crossing	Memphis, TN	66.4%	500	332	297	130	15.5%	9,723	1,131	10,855	16.0%	14.4%
Arbors River Oaks	Memphis, TN	58.6%	191	112	100	239	20.6%	9,494	561	10,055	30.2%	28.5%
Vantage at Hillsborough	Tampa, FL	37.6%	348	131	111	194	18.7%	12,958	2,155	15,113	18.0%	15.4%
Waterford Landing	Atlanta, GA	13.5%	260	35	32	201	20.6%	8,994	685	9,678	26.9%	25.0%
North Park	Atlanta, GA	13.8%	224	31	25	194	20.3%	8,866	268	9,134	26.2%	25.4%
Avalon Oaks	Columbus, OH	2.6%	235	6	12	273	27.4%	10,793	1,021	11,815	30.3%	27.7%
Total/Weighted Average			3,656	2,022	1,873	$169	17.7%	$10,273	$2,009	$12,282	19.7%	16.5%

On hold (e)
Jamestown	Louisville, KY	70.2%	356	250	238	281	34.0%	16,148	5,161	21,309	20.9%	15.8%
Oxmoor	Louisville, KY	61.8%	432	267	258	190	21.3%	16,188	127	16,314	14.1%	14.0%
Brunswick Point	Wilmington, NC	67.7%	288	195	167	64	6.5%	6,775	56	6,830	11.4%	11.3%
Schirm Farms	Columbus, OH	73.1%	264	193	187	79	9.2%	7,709	613	8,322	12.3%	11.4%
Lucerne	Tampa, FL	35.5%	276	98	78	270	24.7%	13,141	634	13,775	24.6%	23.5%
Rocky Creek	Tampa, FL	0.0%	264	0	0	-	0.0%	-	-	-	0.0%	0.0%
Meadows	Louisville, KY	0.0%	400	0	0	-	0.0%	-	-	-	0.0%	0.0%
Westmont Commons	Asheville, NC	0.0%	252	0	0	-	0.0%	-	-	-	0.0%	0.0%
Walnut Hill	Memphis, TN	0.0%	362	0	0	-	0.0%	-	-	-	0.0%	0.0%
Lenoxplace	Raleigh-Durham, NC	0.0%	268	0	0	-	0.0%	-	-	-	0.0%	0.0%
Thornhill	Raleigh-Durham, NC	0.0%	318	0	0	-	0.0%	-	-	-	0.0%	0.0%
Total/Weighted Average			3,480	1,003	928	$175	19.7%	$12,519	$1,546	$14,064	16.8%	14.9%

Grand Total/Weighted Average			7,136	3,025	2,801	$171	18.3%	$11,017	$1,568	$12,585	18.6%	16.3%

(a)

The rent premium reflects the per unit per month difference between the rental rate on the renovated unit and the market rent for an unrenovated unit as of the date presented, as determined by management consistent with its customary rent-setting and evaluation procedures.

(b)

Includes all costs to renovate the interior units and make certain exterior renovations, including clubhouses and amenities.  Interior costs per unit are based on units leased.  Exterior costs per unit are based on total units at the community. Excludes overhead costs to support and manage the value add program as those costs relate to the entire program and cannot be allocated to individual projects.

(c)	Calculated using the rent premium per unit per month, multiplied by 12, divided by the interior renovation costs per unit.
(d)	Calculated using the rent premium per unit per month, multiplied by 12, divided by the total renovation costs per unit.
(e)	Renovations at these properties have been paused or otherwise delayed as we evaluate market conditions amid the COVID-19 pandemic.

CAPITAL RECYCLING

Dollars in thousands with respect to Contract Price and Price per Unit

Acquisitions to Date 2020	Market	Units	Acquisition Date	Contract Price	Price per Unit	Average Rent Per Unit
The Adley at Craig Ranch	Dallas, TX	251	February 11, 2020	$51,204	$204	$1,552

Total		251		$51,204	$204	$1,552

DEBT SUMMARY AS OF MARCH 31, 2020

Dollars in thousands

	Amount	Weighted Average Rate	Type	Weighted Average Maturity (in years)
Debt:
Unsecured credit facility (a)	$251,802	2.3%	Floating	3.1
Unsecured term loans (b)	300,000	2.2%	Floating	4.1
Mortgages	503,033	3.9%	Fixed	3.7
Unamortized deferred financing costs	(5,294)
Total Debt	1,049,541	3.0%		3.7
Market Equity Capitalization, at period end	853,600
Total Capitalization	$1,903,140
(a)

Credit facility total capacity is $350,000, comprised entirely of an unsecured revolving line of credit, of which $251,802 was drawn as of March 31, 2020. The maturity date of borrowings under the revolving line of credit is May 9, 2023.

(b)	Comprised of a $200,000 unsecured term loan with a maturity date of January 17, 2024 and a $100,000 unsecured term loan with a maturity date of November 20, 2024.

(c)

As of March 31, 2020, IRT maintained a float-to-fixed interest swap with a $150,000 notional amount. This swap, which expires on June 17, 2021 and has a fixed rate of 1.1325%, has converted $150,000 of floating rate debt to fixed rate debt. IRT also maintains: (1) an interest rate collar with a $100,000 notional amount, which expires on November 20, 2024, has a floor of 1.25% and a cap of 2.00%, and (2) an interest rate collar with a $150,000 notional amount, which expires on January 17, 2024, has a floor of 2.25% and a cap of 2.50%. These collars have converted $250,000 of floating rate debt to fixed rate debt when LIBOR is above the cap rate or below the floor rate.

DEBT COVENANT AND UNENCUMBERED ASSET STATS AS OF MARCH 31, 2020

Dollars in thousands

Debt Covenant Summary (a)	Requirement	Actual	Compliance
Consolidated leverage ratio	≤ 60%	47.9%	Yes
Consolidated fixed charge coverage ratio	≥ 1.5x	2.0x	Yes
Unsecured leverage ratio	≤ 60%	48.9%	Yes
Unencumbered asset debt service ratio	≥ 1.3x	1.7x	Yes
(a)

For a complete listing of all debt covenants along with definitions of each covenant calculation see the Unsecured Credit Facility and Unsecured Term Loan Agreements included as exhibits 10.20, 10.6, and 10.15 of IRT’s 2019 Form 10-K.

Encumbered & Unencumbered Statistics	Total Units	% of Total	Gross Assets	% of Total	Q1 2020 NOI	% of Total
Unencumbered assets	8,790	55.6%	$1,052,691	54.0%	$16,140	51.4%
Encumbered assets	7,015	44.4%	896,803	46.0%	15,279	48.6%
	15,805	100.0%	$1,949,494	100.0%	$31,419	100.0%

Definitions

Average Effective Monthly Rent per Unit

Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented.  IRT believes average effective rent is a helpful measurement in evaluating average pricing.  This metric, when presented, reflects the average effective rent per month.

Average Occupancy

Average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period.

EBITDA and Adjusted EBITDA

EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as asset sales, debt extinguishments and acquisition related debt extinguishment expenses, and abandoned deal costs. EBITDA and Adjusted EBITDA are each non-GAAP measures.  IRT considers each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or non-operating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.

Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”)

IRT believes that FFO and CFFO, each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and IRT in particular. IRT computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles.

CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including stock compensation expense, depreciation and amortization of other items not included in FFO, amortization of deferred financing costs, and other non-cash or non-operating gains or losses related to items such as abandoned deal costs from the determination of FFO.

IRT’s calculation of CFFO differs from the methodology used for calculating CFFO by certain other REITs and, accordingly, IRT’s CFFO may not be comparable to CFFO reported by other REITs. IRT’s management utilizes FFO and CFFO as measures of IRT’s operating performance, and believes they are also useful to investors, because they facilitate an understanding of IRT’s operating performance after adjustment for certain non-cash or non-operating items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare IRT’s operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, IRT believes that FFO and CFFO provide investors with additional useful measures to compare IRT’s financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor CFFO should be considered as an alternative to net income as an indicator of IRT’s operating performance or as an alternative to cash flow from operating activities as a measure of IRT’s liquidity.

Interest Coverage

Interest coverage is a ratio computed by dividing Adjusted EBITDA by interest expense.

Net Debt

Net debt, a non-GAAP financial measure, equals total debt less cash and cash equivalents. The following table provides a reconciliation of total debt to net debt (Dollars in thousands).

	As of
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Total debt	$1,049,541	$985,572	$979,330	$989,499	$990,920
Less: cash and cash equivalents	(57,436)	(9,888)	(6,587)	(11,060)	(9,030)
Total net debt	$992,105	$975,684	$972,743	$978,439	$981,890

IRT presents net debt because management believes it is a useful measure of IRT’s credit position and progress toward reducing leverage.  The calculation is limited because IRT may not always be able to use cash to repay debt on a dollar for dollar basis.

Net Operating Income

IRT believes that Net Operating Income (“NOI”), a non-GAAP financial measure, is a useful supplemental measure of its operating performance. IRT defines NOI as total property revenues less total property operating expenses, excluding interest expenses, depreciation and amortization, property management expenses, and general and administrative expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, IRT’s NOI may not be comparable to other REITs. IRT believes that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income insofar as the measure reflects only operating income and expense at the property level. IRT uses NOI to evaluate performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses, financing expenses, and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of IRT’s financial performance.

Same Store Properties and Same Store Portfolio

IRT reviews its same store portfolio at the beginning of each calendar year.  Properties are added into the same store portfolio if they were owned at the beginning of the previous year.  Properties that are held-for-sale or have been sold are excluded from the same store portfolio.

Total Gross Assets

Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets.  The following table provides a reconciliation of total assets to total gross assets (Dollars in thousands).

	As of
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Total assets	$1,757,138	$1,664,106	$1,653,017	$1,655,747	$1,655,849
Plus: accumulated depreciation	172,789	158,435	148,924	141,965	132,448
Plus: accumulated amortization	19,567	19,197	19,232	19,495	19,658
Total gross assets	$1,949,494	$1,841,738	$1,821,173	$1,817,207	$1,807,955